UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2018

PARKERVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2018, the shareholders of the Company approved an amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of common stock from 40,000,000 to 75,000,000.   The board of directors of the Company approved the amendment on September 20, 2018. The amendment is more fully described on pages 5 to 7 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 1, 2018, which description is incorporated herein by reference.

Articles of amendment to the Company’s amended and restated articles of incorporation setting forth the amendment were filed with the Department of State of the State of Florida on October 30, 2018, and the amendment became effective on such date.

The foregoing summary of the material terms and conditions of the articles of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the articles of amendment, which are included as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of shareholders (the “Special Meeting”) on October 30, 2018. At the Special Meeting, the Company’s shareholders considered a proposal to approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock from 40,000,000 to 75,000,000.

The shareholders approved an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock from 40,000,000 to 75,000,000.  The following is a tabulation of votes cast for and against the proposal, as well as the number of abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-Votes
19,235,369	1,487,918	57,866	0

Item 9.01.Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation dated October 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2018
PARKERVISION, INC.

By /s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer